THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NEITHER THIS NOTE NOR THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. NEITHER THIS NOTE NOR THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE MAY BE SOLD OR OTHERWISE TRANSFERRED OR PLEDGED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION OR EXCLUSION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

No. ____	$__________

IntelliHome, Inc.

8.0% Convertible Note Due June 30, 2009

Section 1. General.

FOR VALUE RECEIVED, IntelliHome, Inc., a Texas corporation (the “Company”), hereby promises to pay to the order of _____________________, or its registered assigns (the “Investor”), the principal sum of ____________________________ DOLLARS AND ZERO CENTS ($_________), or such lesser amount as shall then equal the outstanding principal amount hereof, together with interest thereon at a rate equal to 8% (the “Interest Rate”) per annum, simple interest computed on the basis of the actual number of days elapsed and a year of 360 days comprised of twelve 30 day months. Unless earlier redeemed in accordance with Section 2 or converted in accordance with Section 5, all unpaid principal, together with any then unpaid and accrued interest and other amounts payable hereunder, shall be due and payable on the earlier of (i) June 30, 2009 (the “Maturity Date”); or (ii) when such amounts become due and payable as a result of, and following, an Event of Default in accordance with Section 3. All payments required to be made hereunder, if any, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender therein for the payment of public and private debts. Interest shall accrue on the unpaid balance of the principal amount of this Note (without any compounding) from and including the date hereof to, but excluding, the date on which the principal amount of this Note is paid in full (or converted in accordance with Section 5 hereof) and shall be payable on the Maturity or, at the written election of the Investor, quarterly, commencing ninety (90) days after the date hereof and continuing until the outstanding principal amount hereof shall be paid in full.

This is one of a duly authorized issue of notes (this note being referred to as the “Note” and, collectively, all similar notes issued by the Company pursuant to a Note Purchase Agreement (the “Purchase Agreement”), dated June 5, 2008, between the Company and the various investors named therein, being referred to as the “Notes”) of the Company in an anticipated aggregate principal amount of up to US$575,000. All capitalized terms not otherwise defined herein shall have the meaning set forth in the Purchase Agreement.

Section 2. Defaults.

The occurrence of any of the following shall constitute an “Event of Default” under this Note:

(a)  The Company shall fail to pay (i) when due any principal or interest payment hereof on the due date hereunder or (ii) any other payment required under the terms of this Note on the date due and such payment shall not have been made within five (5) days of Company’s receipt of Investor’s written notice to Company of such failure to pay; or

(b) The Company shall fail to observe or perform any other covenant, obligation, condition or agreement contained in this Note (other than those specified in Section 2(a)) and such failure shall continue for ten (10) days after written notice thereof is delivered to the Company; or

(c) Any representation, warranty, certificate, or other statement (financial or otherwise) made or furnished by or on behalf of the Company to the Investor in writing in connection with this Note, or as an inducement to the Investor to purchase this Note, shall be false, incorrect, incomplete or misleading in any material respect when made or furnished; or

(d) The Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its or any of its creditors, (iii) be dissolved or liquidated in full or in part, (iv) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (v) take any action for the purpose of effecting any of the foregoing; or

(e) Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within thirty (30) days of commencement.

Section 3. Rights Of Investor Upon Default.

Upon the occurrence or existence of any Event of Default (other than an Event of Default referred to in Sections 2(d) or 2(e) hereof) and at any time thereafter during the continuance of such Event of Default, the Investor may, by written notice to the Company, declare all outstanding amounts payable by the Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding. Upon the occurrence or existence of any Event of Default described in Sections 2(d) or 2(e) hereof, immediately and without notice, all outstanding amounts payable by the Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, the Investor may exercise any other right, power or remedy permitted to it by law, either by suit in equity or by action at law, or both.

Section 4. Conversion.

(a) Investor Conversion. At any time on or after the Full Funding Date, and from time to time prior to the Maturity Date, the Investor may, at its sole and exclusive option, convert all or any part of the principal and interest outstanding under this Note into fully paid and nonassessable shares of Common Stock of the Company at a conversion price per share of Common Stock equal to $0.005, subject to adjustment as provided in Section 5 hereof (the “Conversion Price”).

(b) Mechanics and Effect Of Conversion. No fractional shares of Common Stock shall be issued upon conversion of this Note. Upon the conversion of the entire principal outstanding under this Note, in lieu of issuing any fractional shares to the Investors, the Company shall pay to the Investor the amount of outstanding principal that is not so converted. On partial conversion of this Note, the Company shall issue to the Investor (i) the shares of Common Stock into which a portion of this Note is converted and (ii) a new convertible promissory note having identical terms to this Note, except that the principal amount thereof shall equal to the difference between (A) the principal amount of this Note immediately prior to such conversion minus (B) the portion of such principal amount converted into Common Stock. Upon conversion of this Note pursuant to this Section 4, the Investor shall surrender this Note, duly endorsed, at the principal office of the Company. At its expense, the Company shall, as soon as practicable thereafter, issue and deliver to the Investor at such principal office a certificate or certificates for the number of shares of Common Stock, to which the Investor shall be entitled upon such conversion (bearing such legends as are required by applicable state and federal securities laws in the opinion of counsel to the Company), together with any other securities and property to which the Investor is entitled upon such conversion under the terms of this Note.

(c) Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of capital stock of the Company, solely for the purpose of effecting the conversion of this Note, such number of its shares of capital stock of the Company as shall from time to time be sufficient to effect the conversion of this Note; and if at any time the number of authorized but unissued shares of capital stock of the Company shall not be sufficient to effect the conversion of this Note, the Company hereby covenants and agrees to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of capital stock to such number of shares as shall be sufficient for such purpose.

(d) Payment of Expenses and Taxes on Conversion. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, execution, issuance and delivery of stock certificates and new promissory notes pursuant to this Section 4 hereof, except that, in the event such stock certificates or new promissory notes shall be registered in a name or names other than the name of the holder of this Note, funds sufficient to pay all stock transfer fees, which shall be payable upon the execution and delivery of such stock certificate or certificates or new promissory notes, shall be paid by the holder hereof to the Company at the time of delivering this Note to the Company upon conversion.

Section 5. Conversion Price Adjustments.

(a) Adjustments For Stock Splits and Combinations. If the Company shall at any time or from time to time after the date of original issuance of this Note (the “Date of Original Issue”) effect a stock split or subdivision of the outstanding Common Stock, the Conversion Price in effect immediately before that subdivision shall be proportionately decreased, and, conversely, if the Company shall at any time or from time to time after the Date of Original Issue combine the outstanding shares of Common Stock (including by way of reverse stock split) into a smaller number of shares, the Conversion Price in effect immediately before the combination shall be proportionately increased. Any adjustment under this Section 5(a) shall become effective at the close of business on the date the stock split, subdivision or combination becomes effective.

(b) Adjustments For Common Stock Dividends and Distributions. If the Company at any time or from time to time after the Date of Original Issue issues, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable solely in additional shares of Common Stock, the Conversion Price that is then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Conversion Price by a fraction (i) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (ii) the denominator of which is the sum of the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price shall be adjusted pursuant to this Section 5(b) to reflect the actual payment of such dividend or distribution.

(c) Adjustments For Other Dividends and Distributions. If the Company at any time or from time to time after the Date of Original Issue issues, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company other than shares of Common Stock or in other property, in each such event provision shall be made so that the Investor shall receive upon conversion hereof, in addition to the number of shares of Common Stock receivable hereupon, the amount of securities of the Company or other property which such Investor would have received had this Note been converted into Common Stock on the date of such event and had it thereafter, during the period from the date of such event to and including the conversion date, retained such securities or other property receivable by it as aforesaid during such period, subject to all other adjustments called for during such period under this Section 5 with respect to the rights of the Investor or with respect to such other securities or other property by their terms. As used herein, the term “other property” does not include cash.

(d) Adjustments For Reclassification, Exchange and Substitution. If at any time or from time to time after the Date of Original Issue, the Common Stock issuable upon the conversion of this Note is changed into the same or a different number of shares of any class or series of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 5), then in any such event the Investor shall have the right thereafter to convert this Note into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the number of shares of Common Stock into which this Note could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

(e) Certificate of Adjustment. In each case of an adjustment or readjustment of the Conversion Price for the number of shares of Common Stock or other securities issuable upon conversion of this Note, the Company, at its own expense, shall cause its Treasurer to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to the Investor at the Investor's address as shown in the Company's books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based.

(f) Notice of Record Date. Upon (i) the establishment by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or (ii) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any merger or consolidation of the Company with or into any other Company, or any transfer of all or substantially all the assets of the Company to any other person or any voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall mail to the Investor at least 20 days prior to the record date specified therein a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (B) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (C) the date, if any, that is to be fixed as to when the holders of record of Common Stock (or other securities), shall be entitled to exchange their shares of Common Stock (or other securities), for securities or other property deliverable upon such reorganization, reclassification transfer, consolidation, merger, dissolution, liquidation or winding up.

(g) No Impairment. The Company shall not amend its Articles of Incorporation or participate in any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in carrying out all such action as may be reasonably necessary or appropriate in order to protect the conversion rights of the Investor against dilution or other impairment as provided herein.

Section 6. Defenses.

The obligations of the Company under this Note shall not be subject to reduction, limitation, impairment, termination, defense, set-off, counterclaim or recoupment for any reason.

Section 7. Exchange or Replacement of Notes.

(a) The Investor may, at its option, in person or by duly authorized attorney, surrender this Note for exchange, at the principal business office of the Company, and receive in exchange therefore, a new Note in the same principal amount as the unpaid principal amount of this Note and bearing interest at the same annual rate as this Note, each such new Note to be dated as of the date of this Note and to be in such principal amount as remains unpaid and payable to such person or persons, or order, as the Investor may designate in writing.

(b) Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction, or mutilation of this Note and (in the case of loss, theft or destruction) of an indemnity reasonably satisfactory to it, and upon surrender and cancellation of this Note, if mutilated, the Company will deliver a new Note of like tenor in lieu of this Note. Any Note delivered in accordance with the provisions of this Section 7 shall be dated as of the date of this Note.

Section 8. Attorneys’ and Collection Fees.

Should the indebtedness evidenced by this Note or any part hereof be collected at law or in equity or in bankruptcy, receivership or other court proceedings, the Company agrees to pay, in addition to the principal and interest due and payable hereon, all costs of collection, including reasonable attorneys’ fees and expenses, incurred by the Investor in collecting or enforcing this Note.

Section 9. Waivers.

The Company hereby waives presentment, demand for payment, notice of dishonor, notice of protest and all other notices or demands in connection with the delivery, acceptance, performance or default of this Note. No delay by the Investor in exercising any power or right hereunder shall operate as a waiver of any power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof, or the exercise thereof, or the exercise of any other power or right hereunder or otherwise; and no waiver whatsoever or modification of the terms hereof shall be valid unless set forth in writing by the Investor and then only to the extent set forth therein.

Section 10. Amendments.

This Note may not be amended without the express written consent of both the Company and the Investor.

Section 11. Governing Law.

This Note is made and delivered in, and shall be governed by and construed in accordance with the laws of the State of Texas (without giving effect to principles of conflicts of laws of the State of Texas or any other state). Any action to enforce the terms of this Note shall be exclusively brought in the state and/or federal courts in Harris County, Texas.

Section 12. Successors and Assigns.

The rights and obligations of the Company and the Investor under this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties. Notwithstanding the foregoing, neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by the Company, without the prior written consent of the Investor

Section 13. Notices.

All notices, requests, demands and other communications to any party hereunder shall be in writing (including facsimile or similar writing) and shall be given to such party at its address or facsimile number set forth below or such other address or facsimile number as such party may hereafter specify by notice to the other parties listed below:

(a)	If to the Company:	IntelliHome, Inc.
5150 Franz Rd., Suite 100
Katy, Texas 77493
		Telephone:	281-391-4199
		Facsimile:	281-391-0624

(b)	If to the Investor: At the address shown on the signature page

Each such notice, request or other communication shall be effective (i) upon receipt (provided, however, that notices received on a Saturday, Sunday or legal holiday or after 5:00 p.m. on any other day will be deemed to have been received on the next business day), if given by legible facsimile transmission with proof from sender of confirmation of receipt, or (ii) if given by any other means, when delivered at the address specified in this Section 13.

Section 14. No Rights of Stockholders.

Except as otherwise provided herein, this Note shall not entitle the Investor to any of the rights of a stockholder of the Company, including without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Company, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof.

Section 15. Entire Agreement.

This Note and the Purchase Agreement constitute the full and entire understanding and agreement between the parties with regard to the subjects hereto and thereof.

Section 16. Headings.

The headings used in this Note are used for convenience only and are not to be considered in construing or interpreting this Note.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by its duly authorized officer as of the date indicated below.

IntelliHome, Inc.
Date: June __, 2008

By:
	Name:	Mark Trimble
	Title:	President

Note No.  _____________________
Amount:  $____________________
Investor Name:   _____________________
Address:  _____________________
          _____________________

ANNEX A

CONVERSION NOTICE

(To be Executed by the Registered Holder
in order to Convert the Note)

The undersigned hereby irrevocably elects to convert the above Note No. _____ into shares of Common Stock, $0.001 par value per share, of IntelliHome, Inc. according to the provisions hereof, as of the date written below.

Conversion calculations:
Date of Conversion Notice

Principal Amount of Note to be Converted

Conversion Price

Number of Shares to be Issued Upon Conversion

Signature

Name

Address